UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):              February 7, 2014

____________________________________________
Joy Global Inc.
(Exact name of Registrant as Specified in Its Charter)
____________________________________________

Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2014, the Board of Directors of Joy Global, Inc. (the “Company”) amended Article II, Section 13(h) of the Company’s Amended and Restated Bylaws (the “Bylaws”), which governs qualifications for service as a Company director. The amendment removed a provision which provided that a person would not qualify for service as a director if he or she was a party, and would be required to resign if he or she became a party, to any agreement, arrangement or understanding providing for compensation or payment from any third party in connection with candidacy or service as a director of the Company.

The foregoing description of the Bylaws is qualified in its entirety by the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Bylaws, effective February 7, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JOY GLOBAL INC.
Date: February 7, 2014	By:	/s/ James E. Agnew
James E. Agnew
Vice President, Controller
and Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws, effective February 7, 2014.